POWER OF ATTORNEY

                                    EXHIBIT B

KNOW ALL PERSONS BY THESE PRESENTS, that each of SPO Partners II, L.P., SPO Advisory Partners, L.P., San Francisco Partners, L.P., SF Advisory Partners, L.P., SPO Advisory Corp., John H. Scully, William E. Oberndorf, William J. Patterson, Edward H. McDermott, William and Susan Oberndorf Trust, dated 10/15/98, Oberndorf Family Partners and Oberndorf Foundation, (each, a "Grantor") has made, constituted and appointed, and by these presents does make, constitute and appoint, each of William E. Oberndorf and Kim M. Silva (each an "Attorney"), the true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, of the Grantor, for and in Grantor's name, place and stead, in any and all capacities, to do all or any of the following acts, matters and things:

     1. To sign on behalf of the Grantor statements on Schedule 13D or 13G or Forms 3, 4 and 5, or amendments thereto pursuant to Section 13(d) or
     Section 16 under the Securities Exchange Act of 1934.

     2. To do all such other acts and things as, in such Attorney's discretion, he or she deems appropriate or desirable for the purpose of filing such statements on Schedule 13D or 13G or Forms 3, 4 and 5, or amendments thereto.

     3. To appoint in writing one or more substitutes who shall have the power to act on behalf of the Grantor as if that substitute or those substitutes shall have been originally appointed Attorney (s) by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

The Grantor hereby ratifies and confirms all that said agents and attorneys-in-fact or any substitute or substitutes may lawfully do or cause to be done by virtue hereof. This power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 or to file reports under Section 13(d) of the Securities Exchange Act of 1934 with respect to the undersigned's holdings of and transactions in securities issued by Cambium Learning Group, Inc., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

The words Grantor and Attorney shall include all grantors and attorneys under this Power of Attorney.

IN WITNESS WHEREOF, Grantor duly assents to this Power of Attorney by his, her or its signature as of the 18th day of December, 2009.


                                             SPO Partners II, L.P.

                                             /s/ SPO Partners II, L.P.
                                             -----------------------------------

                                             SPO Advisory Partners, L.P.

                                             /s/ SPO Advisory Partners, L.P.
                                             -----------------------------------

                                             San Francisco Partners, L.P.

                                             /s/ San Francisco Partners, L.P.
                                             -----------------------------------

                                             SF Advisory Partners, L.P.

                                             /s/ SF Advisory Partners, L.P.
                                             -----------------------------------

                              Page 22 of 23 pages

                                             SPO Advisory Corp.

                                             /s/ SPO Advisory Corp.
                                             -----------------------------------

                                             John H. Scully

                                             /s/ John H. Scully
                                             -----------------------------------

                                             William E. Oberndorf

                                             /s/ William E. Oberndorf
                                             -----------------------------------

                                             William J. Patterson

                                             /s/ William J. Patterson
                                             -----------------------------------

                                             Edward H. McDermott

                                             /s/ Edward H. McDermott
                                             -----------------------------------

                                             William and Susan Oberndorf
                                             Trust, dated 10/15/98

                                             /s/ William and Susan Oberndorf
                                             Trust, dated 10/15/98
                                             -----------------------------------

                                             Oberndorf Family Partners

                                             /s/ Oberndorf Family Partners
                                             -----------------------------------

                                             Oberndorf Foundation

                                             /s/ Oberndorf Foundation
                                             -----------------------------------

                              Page 23 of 23 pages